SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 7, 2008

DYNEGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On August 7, 2008, Dynegy Inc. (“Dynegy”) issued a press release announcing its second quarter financial results and updating its 2008 cash flow and earnings estimates. The press release and schedules attached thereto contain non-GAAP financial information; please see below for the reconciliation of such non-GAAP financial information to GAAP financial measures. Further, the press release contains updated 2008 cash flow and earnings estimates and other statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein. A copy of Dynegy’s August 7, 2008 press release is furnished herewith as exhibit 99.1 and is incorporated herein by this reference.

          In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

          Dynegy management will hold an investor conference call at 9:00 a.m. ET (8:00 a.m. CT) on Thursday, August 7, 2008 to review its second quarter 2008 financial results and related information and update its 2008 cash flow and earnings estimates. Participants may access the web cast and the related presentation materials in the “Investor Relations” section of www.dynegy.com.

          Non-GAAP Financial Information

          The press release and schedules attached thereto contain certain non-GAAP financial information. The definitions of such non-GAAP financial information, and an identification of the comparable GAAP financial measures are below. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. We strongly encourage investors to review our consolidated financial statements and publiclyfiled reports in their entirety and not rely on any single financial measure.

          We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in our earnings release, the press release and schedules attached thereto, may provide a more complete understanding of factors and trends affecting our business. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.

          In this Form 8-K, we discuss the non-GAAP financial measures included in the press release and the schedules attached thereto, including the reasons why we believe these measures provide useful information regarding our financial condition, results of operations, cash flows and financial position, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the schedules attached to the press release, to the extent available without unreasonable effort.

                    EBITDA Measures. We believe that EBITDA and Adjusted EBITDA provide a meaningful representation of our consolidated operating performance. We consider EBITDA as a way to measure financial performance on an ongoing basis. Adjusted EBITDA is meant to reflect the true operating performance of our power generation fleet and, as such, excludes the impact of mark-to-market accounting and other items that could be considered “non-operating” or “non-core” in nature. In addition, many analysts and investors use EBITDA and Adjusted EBITDA to measure financial performance.

          “EBITDA” – We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization. The most directly comparable GAAP financial measure to EBITDA is income (loss) from continuing operations before income taxes.

          “Adjusted EBITDA” – We define “Adjusted EBITDA” as EBITDA less (1) significant items such as discontinued operations and gains or losses on the sale of assets, and (2) the impact of mark-to-market changes in value in the power generation business.

                    Cash Flow Measures. Our Free Cash Flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our Free Cash Flow measures are useful because they measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations and financial performance. The most directly comparable GAAP financial measure to the below measures is cash flow from operations.

“Free Cash Flow” – is cash flow from operations less maintenance and environmental capital expenditures.

“Adjusted Cash Flow from Operations” – is cash flow from operations excluding cash payments on significant items.

“Adjusted Free Cash Flow” – is Adjusted Cash Flow from Operations, less maintenance and environmental capital expenditures.

          Debt Measures. We believe that our debt measures are useful because we consider these measures as a way to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. In addition, many analysts and investors use these measures for valuation analysis purposes. The most directly comparable GAAP financial measure to the below measures is GAAP debt.

          “Net Debt” – We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period, and cash associated with the Sandy Creek letter of credit, the Sithe debt reserve and Plum Point debt, at the end of each period where applicable.

          “Net Debt and Other Obligations” – We define “Net Debt and Other Obligations” as total GAAP debt plus the present value of certain operating lease commitments less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period, and cash associated with the Sandy Creek letter of credit, the Sithe debt reserve and Plum Point debt, at the end of each period where applicable.

          “Net Debt and Other Obligations Associated with Operating Assets” – We believe that this measure is useful for the purpose of evaluating our operating assets. We define “Net Debt and Other Obligations Associated with Operating Assets” as Net Debt and Other Obligations less net debt associated with assets under construction.

Item 9.01	Financial Statements and Exhibits.

          (d) Exhibits:

Exhibit No.	Document

99.1	Press release by Dynegy Inc., dated August 7, 2008, announcing second quarter 2008 earnings.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: August 7, 2008	By:	/s/ KENT R. STEPHENSON

	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release by Dynegy Inc., dated August 7, 2008, announcing second quarter 2008 earnings.